                                                                  EXHIBIT 10.5a

                               FIRST AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                            AND CONSENT OF GUARANTORS



                  This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT OF GUARANTORS (this "Amendment") is dated as of July 25, 2000 and entered into by and among MOBILE MINI, INC., a Delaware corporation ("Borrower"), the banks and other financial institutions signatory hereto that are parties as Lenders to the Credit Agreement referred to below (the "Existing Lenders"), the New Lenders referred to below, and BT COMMERCIAL CORPORATION, as agent (in such capacity, the "Agent") for the Lenders and the Issuing Bank (as defined in the Credit Agreement referred to below).

                                    RECITALS

                  Whereas, the Borrower, the Existing Lenders, and the Agent have entered into that certain Amended and Restated Credit Agreement dated as of December 27, 1999 (the "Credit Agreement"; capitalized terms used in this Amendment without definition shall have the meanings given such terms in the Credit Agreement); and

                  Whereas, the Borrower has requested that the Existing Lenders consent, subject to the conditions and upon the terms set forth in this Amendment, to an increase in the Revolving Credit Commitments and additional Term Loans to the Borrower;

                  Whereas, certain financial institutions desire to become Lenders under the Credit Agreement (the "New Lenders" and, together with the Existing Lenders, the "Lenders"); and

                  Whereas, the Additional Term Lenders (as defined below) are willing to make additional Term Loans and certain of the Existing Lenders are willing to increase the Revolving Credit Commitment, subject to the conditions and on the terms set forth herein;

                  NOW THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the Borrower, the Lenders, and the Agent agree as follows:

                  1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of the Borrower set forth in this Amendment, the Credit Agreement is hereby amended as follows:

                  1.1 AMENDMENTS TO DEFINITIONS. (a) The definitions of "Proportionate Share," "Term Loans" and "Total Commitments" contained in Section
1.1 of the Credit Agreement are deleted in their entirety and replaced with the following:

                           "Proportionate Share of a Lender means (a) with respect to all provisions relating to the Revolving Loans or Letters of Credit, a fraction, expressed as a decimal, obtained by dividing its Revolving Credit Commitment, or if the Revolving Credit Commitments have been terminated, the sum of the outstanding Revolving Loans of such Lender plus its participations in Letter of Credit Obligations then outstanding by the Revolving Credit Commitments of all Revolving Lenders, or if the Revolving Credit Commitments have been terminated, the sum of the outstanding Revolving Loans of all Lenders plus the Letter of Credit Obligations then outstanding; (b) with respect to all provisions relating to the Term Loans, a fraction, expressed as a decimal, obtained by dividing the outstanding Term Loans of such Lender by the sum of the outstanding Term Loans of all Lenders; and (c) otherwise, a fraction, expressed as a decimal, obtained by dividing the sum of (i) the outstanding Term Loans of such Lender plus (ii) its Revolving Credit Commitment or, if the Revolving Credit Commitments have been terminated, the sum of the outstanding Revolving Loans of such Lender plus its participations in Letter of Credit Obligations then outstanding by the sum of (x) the outstanding Term Loans of all Lenders plus (y) the Revolving Credit Commitments of all Lenders or, if the Revolving Credit Commitments have been terminated, the sum of the outstanding Revolving Loans of all Lenders plus the Letter of Credit Obligations then outstanding."

                           "Term Loans means, collectively, the Original Term Loans and the Additional Term Loans."

                           "Total Commitments means the sum of the Commitments of all Lenders, which shall not exceed $175,033,333.33."

                           (b) The following definitions are added to Section
1.1 of the Credit Agreement in proper alphabetical order:

                           "Additional Term Loan Commitment of a Lender means its commitment to make Additional Term Loans, up to the amount set forth opposite its name on Annex I, as such annex may be amended from time to time (including any reduction based upon the appraisals referred to in Section 5.3(a)), under the heading "Additional Term Loan Commitment."

                           "Additional Term Lender means a Lender which has an Additional Term Loan Commitment.

                           "Additional Term Loans has the meaning given such term in Section 2.1(a)(ii).

                           "First Amendment means that certain First Amendment to Amended and Restated Credit Agreement and Consent of Guarantors dated as of July 25, 2000 among the Borrower, the Lenders parties thereto and the Agent."

                           "First Amendment Effective Date means the date on which the First Amendment becomes effective in accordance with its terms."

                           "Original Term Loans has the meaning given such term in Section 2.1(a)(i)."

                           "Original Term Loan Commitment has the meaning given such term in Section 2.1(a)(i)."

                           1.2 AMENDMENTS TO SECTION 2.1. Section 2.1 of the
Credit Agreement is amended as follows:

                           (a) The references to "Term Loan", "Term Loans" and
"Term Loan Commitment" in Section 2.1(a)(i) are deleted and replaced with "Original Term Loan", "Original Term Loans" and "Original Term Loan Commitment", respectively.

                           (b) Subsections (ii) and (iii) of Section 2.1(a) are
renumbered (iii) and (iv) respectively, and the following subsection (ii) is added:

                           "(ii) Subject to the terms and conditions set forth in this Agreement and in the First Amendment, each Additional Term Lender severally agrees to make to the Borrower a term loan (each individually, an "Additional Term Loan" and collectively, the "Additional Term Loans") in an amount not to exceed such Lender's Additional Term Loan Commitment, which obligation (and Additional Term Loan Commitment) shall be zero after the making of the Additional Term Loans."

                           (c) Subsection 2.1(b)(i) is amended to add the
following at the end thereof:

                           "The Borrower shall execute and deliver to each Additional Term Lender on the First Amendment Effective Date a Term
         Note in the principal amount of that Lender's Additional Term Loan Commitment."

                           (d) Subsection 2.1(b)(ii) is deleted and replaced
with the following:

                           "(ii) The Borrower shall repay the principal amount of the Term Loans in equal monthly installments, based on a 60 month amortization of the then-outstanding balance of the Term Loans in equal monthly installments (each a "Scheduled Term Loan Installment" and collectively the "Scheduled Term Loan Installments") on the last day of each month commencing August 31, 2000. The Term Loans shall be repaid in full on the Expiration Date and, notwithstanding the foregoing, the Scheduled Term Loan Installment due on the Expiration Date shall be in the amount necessary to repay the Term Loans in full."

                           1.3 AMENDMENT TO SECTION 2.2. Section 2.2 of the
Credit Agreement is amended to delete the reference therein to "120,000,000" and to replace it with "160,000,000".

                           1.4 AMENDMENT TO SECTION 5.2. The caption and first
sentence of Section 5.2 of the Credit Agreement are deleted in their entirety and replaced with the following:

                           "5.2 Conditions Precedent to all Loans and Letters of Credit. The obligation of each Lender to fund its Term Loan (including the obligation of any Additional Term Lender to fund its Additional Term Loan) and its Proportionate Share of any requested Revolving Loan or of the Agent to cause the Issuing Bank to issue any requested Letter of Credit is subject to the conditions precedent set forth below."

                           1.5 ADDITION OF NEW SECTION 5.3. Article V of the
Credit Agreement is amended to add the following Section 5.3:

                           "5.3 Conditions Precedent to Additional Term Loans. In addition to the conditions set forth in Section 5.2 above, the obligation of each Additional Term Lender to fund its Additional Term Loan is subject to the conditions precedent set forth below:

                           (a) The Agent shall have received (i) appraisals of the fee-owned Real Property subject to the Mortgages and the Equipment, and shall have determined in its sole discretion that the value of such Real Property and Equipment supports the amount of the Term Loans (but in no event shall the Term Loans exceed the sum of 60% of the appraised fair market value of such Real Property and 80% of the orderly liquidation value of the Equipment) and (ii) appraisals of the fair market value and orderly liquidation value of the Inventory, in each case at the Borrower's expense and prepared by an appraiser satisfactory to the Agent and in form, scope and substance satisfactory to the Agent.

                           (b) The Agent shall have received such Phase I environmental reports as shall be requested by the Agent, at the Borrower's expense and prepared by a firm satisfactory to the Agent and in form, scope and substance satisfactory to the Agent.

                           (c) The Agent shall have received for each Additional Term Loan Lender, a Term Note, duly executed by the Borrower.

                           1.6 AMENDMENT TO SECTION 7.2. Section 7.2 of the
Credit Agreement is amended to add the following subsection (d):

                           "(d) Deliveries to Lenders. The Borrower will deliver copies of any of the certificates and reports under this Section 7.2 and the appraisals required by Section 5.3 to any Lender requesting such copies."

                           1.7 AMENDMENT TO SECTION 7.5. Section 7.5 of the
Credit Agreement is amended to add the following sentence at the end thereof.

                           "A representative of any Lender may accompany the Agent, at the Lender's expense."

                           1.8 AMENDMENT TO ANNEX I. Annex I to the Credit
Agreement is deleted in its entirety and replaced with Annex I attached hereto.


                  2. REALIGNMENT OF REVOLVING CREDIT COMMITMENTS AND REVOLVING LOANS; NEW LENDERS. (a) On the First Amendment Effective Date, and simultaneously with the effectiveness of this Amendment, (i) all Revolving Loans of the Existing Lenders outstanding on such date which are Eurodollar Rate Loans shall be converted to Prime Rate Loans, and the Borrower shall pay to each such Existing Lender any amount that would be owing to such Existing Lender on such date under Section 4.13(d) of the Credit Agreement as a result of such conversion, together with all accrued and unpaid interest thereon, and (ii) the Agent and the Lenders shall, among themselves, purchase or sell such interests in the outstanding Revolving Loans as may be necessary so that such Revolving Loans are held by the Lenders in accordance with their respective Revolving Credit Commitments.

                  (b) By its execution of this Amendment each New Lender becomes a party to the Credit Agreement, agrees that it will perform its obligations as a Lender under the terms of the Credit Agreement as if it had originally been a party thereto and appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the Credit Documents as are delegated to the Agent, together with such powers reasonably incidental thereto.

                  3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. In order to induce the Lenders and the Agent to enter into this Amendment, the Borrower represents and warrants to each Lender, the Issuing Bank and the Agent that the following statements are true, correct and complete:

                  3.1 POWER AND AUTHORITY. Each of the Credit Parties has all corporate power and authority to enter into this Amendment and, as applicable, the Consent of Guarantors attached hereto (the "Consent") and the amendments to the Credit Documents executed and delivered herewith and to issue the Notes on the First Amendment Effective Date (this Amendment, the Consent, such Notes and such amendments to the Credit Documents being referred to herein as the "Amendment Documents"), and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Amendment Documents and the Credit Agreement as amended hereby.

                  3.2 CORPORATE ACTION. The execution and delivery of the Amendment Documents and the performance of the obligations of each Credit Party under or in respect of the Amendment Documents and the Credit Agreement as amended hereby have been duly authorized by all necessary corporate action on the part of each of the Credit Parties.

                  3.3 NO CONFLICT OR VIOLATION OR REQUIRED CONSENT OR APPROVAL. The execution and delivery of the Amendment Documents and the performance of the obligations of each Credit Party under or in respect of the Amendment Documents and the Credit Agreement as amended hereby do not and will not conflict with or violate (a) any provision of the articles or certificate of incorporation or bylaws of any Credit Party, (b) any Requirement of Law, (c) any order, judgment or decree of any court or other governmental agency binding on any Credit Party or any of its Subsidiaries, or
(d) any indenture, agreement or instrument to which any Credit Party or any of its Subsidiaries is a party or by which any Credit Party or any of its Subsidiaries, or any property of any of them, is bound, and do not and will not require any consent or approval of any Person.

                  3.4 EXECUTION, DELIVERY AND ENFORCEABILITY. The Amendment Documents have been duly executed and delivered by each Credit Party which is a party thereto and are the legal, valid and binding obligations of such Credit Party, enforceable in accordance with their terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally, and to general principles of equity.

                  3.5 NO DEFAULT OR EVENT OF DEFAULT. No event has occurred and is continuing or will result from the execution and delivery of the Amendment Documents that would constitute a Default or an Event of Default.

                  3.6 NO MATERIAL ADVERSE EFFECT. No event has occurred that has resulted, or could reasonably be expected to result, in a Material Adverse Effect.

                  3.7 REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties contained in the Credit Documents is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

                  4. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Agent (by hand delivery, mail or telecopy) by, the Borrower and each Lender and only if and when each of the following conditions is satisfied:

                  4.1 CONSENT OF GUARANTORS; NOTES. Each of the Guarantors shall have executed and delivered to the Agent the Consent, and the Borrower shall have executed and delivered to the Agent Term Notes evidencing the Additional Term Loans and Revolving Notes for each New Lender and each Existing Lender with an increased Revolving Credit Commitment (such Notes, the "New Notes").

                  4.2 NO DEFAULT OR EVENT OF DEFAULT; ACCURACY OF REPRESENTATIONS AND WARRANTIES. No Default or Event of Default shall exist and each of the representations and warranties made by the Credit Parties herein and in or pursuant to the Credit Documents shall be true and correct in all material respects as if made on and as of the date on which this Amendment becomes effective (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct as of such earlier date), and the Borrower shall have delivered to the Agent a certificate confirming such matters.

                  4.3 AMENDMENTS TO COLLATERAL DOCUMENTS. The Borrower shall have delivered to the Agent duly executed and acknowledged amendments to the Mortgages and such other Collateral Documents as may be requested by the Agent, each in form and substance satisfactory to the Agent, and such other documents as may be necessary or desirable, in the opinion of the Agent, to perfect or continue the perfection of the Liens in favor of the Agent, and such endorsements to the mortgagee title policies as may be requested by the Agent.

                  4.4 CORPORATE DOCUMENTS AND OPINIONS OF COUNSEL. The Borrower shall have delivered to the Agent copies of resolutions of each of the Credit Parties approving and authorizing this Amendment and the other Amendment Documents, together with an incumbency certificate for the persons executing the Amendment Documents and opinions of counsel to the Borrower, as to the matters set forth in Sections 3.1, 3.2, 3.3, and 3.4 hereof with respect to the Credit Parties and such other matters as the Agent or Majority Lenders may reasonably request.

                  4.5 FEES; EXPENSE REIMBURSEMENTS. The Borrower shall have paid all fees then due to pursuant to the fee letter dated July 25, 2000 between the Borrower and BTCC and expense reimbursements due to the Agent pursuant to
Section 11.10 of the Credit Agreement.

                  4.6 OTHER DOCUMENTS. The Agent shall have received such documents as the Agent may reasonably request in connection with this Amendment.

                  5. EFFECT OF AMENDMENT. From and after the date on which this Amendment becomes effective, all references in the Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby, and all references to the Notes shall include the New Notes. Except as expressly amended hereby or waived herein, the Credit Agreement and the other Credit Documents, including the Liens granted thereunder, shall remain in full force and effect, and are hereby ratified and confirmed.

                  6. APPLICABLE LAW. THE VALIDITY, INTERPRETATIONS AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF CALIFORNIA.

                  7. COMPLETE AGREEMENT. The Amendment Documents and the fee letter executed and delivered by the Borrower and the Agent in connection therewith set forth the complete agreement of the parties in respect of any amendment to any of the provisions of any Credit Document or any waiver thereof.

                  8. CAPTIONS; COUNTERPARTS. The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), all of which taken together shall constitute but one and the same instrument.

                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Credit Agreement and Consent of Guarantors to be duly executed by a duly authorized officer as of the date first above written.



                                        MOBILE MINI, INC.


                                        By:________________________________
                                              Name:________________________
                                              Title:_______________________


                                        BT COMMERCIAL CORPORATION,
                                          as Agent and as a Lender


                                        By:________________________________
                                              Name:________________________
                                              Title:_______________________


                                        BANK OF AMERICA, N.A.,
                                          as a Lender


                                        By:________________________________
                                              Name:________________________
                                              Title:_______________________


                                        DEUTSCHE FINANCIAL SERVICES CORPORATION,
                                          as a Lender


                                        By:________________________________
                                              Name:________________________
                                              Title:_______________________

                                        SUMMIT BUSINESS CAPITAL CORP.
                                        (formerly SUMMIT COMMERCIAL/
                                        GIBRALTAR CORPORATION), as a Lender


                                        By:________________________________
                                              Name:________________________
                                              Title:_______________________


                                        BANK ONE, ARIZONA, NA,
                                        as a Lender


                                        By:________________________________
                                              Name:________________________
                                              Title:_______________________


                                        LA SALLE BUSINESS CREDIT, INC.,
                                        as a Lender

                                        By:________________________________
                                        By:________________________________
                                              Name:________________________
                                              Title:_______________________

                                        FIRST UNION NATIONAL BANK, as a Lender

                                        By:_________________________________
                                              Name:_________________________
                                              Title:________________________

                                        BANK LEUMI USA, as a Lender

                                        By:_________________________________
                                              Name:_________________________
                                              Title:________________________

                              CONSENT OF GUARANTORS


Each of the undersigned is a Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment and the other Amendment Documents, the obligations of each of the undersigned Guarantors are not impaired or affected and the Guaranties continue in full force and effect, and (c) ratifies its Guaranty.

                  IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Guarantors as of the ___day of July, 2000.

                                        MOBILE MINI I, INC.


                                        By:________________________________
                                              Name:________________________
                                              Title:_______________________

                                        DELIVERY DESIGN SYSTEMS, INC.


                                        By:________________________________
                                              Name:________________________
                                              Title:_______________________

                                                      ANNEX I

                                          LENDERS AND COMMITMENT AMOUNTS

                                                         Revolving Credit            Original Term Loan        Additional Term Loan
              Name and Address of Lender                 Commitment                      Commitment                 Commitment
-------------------------------------------------------  -----------------------  -------------------------  -----------------------
BT COMMERCIAL CORPORATION                                 $21,110,476.14            $1,944,444.48             $3,926,190.47

Domestic Lending Office:
     BT Commercial Corporation
     14 Wall Street
     Third Floor
     New York, New York 10005
     Attention:  Bharathi Baliga
     Telephone:
     Fax:

Eurodollar Lending Office:
     BT Commercial Corporation
     14 Wall Street
     Third Floor
     New York, New York 10005
     Attention:  Bharathi Baliga
     Telephone:
     Fax

Address for Notices:
     BT Commercial Corporation
     14 Wall Street
     Third Floor
     New York, New York 10005
     Attention:  Bharathi Baliga
     Telephone:
     Fax

BANK OF AMERICA, N.A.                                     $23,679,047.64              $972,222.23             $1,308,730.16
(fka NATIONSBANK, N.A.)

Domestic Lending Office:
     Bank of America, N.A.
     901 Main Street, 6th Floor
     Dallas, Texas 75202
     Attention:  Karen Lackey
     Telephone:  214-209-0424
     Fax  214-209-0477

                                                         Revolving Credit            Original Term Loan        Additional Term Loan
              Name and Address of Lender                 Commitment                      Commitment                 Commitment
-------------------------------------------------------  -----------------------  -------------------------  -----------------------
Eurodollar Lending Office:
     Bank of America, N.A.
     901 Main Street, 6th Floor
     Dallas, Texas 75202
     Attention:  Karen Lackey
     Telephone:  214-209-0424
     Fax  214-209-0477

Address for Notices:
     Bank of America, N.A.
     901 Main Street, 6th Floor
     Dallas, Texas 75202
     Attention:  Lawrence Cannariato
     Telephone:  214-209-0434
     Fax  214-209-3501

DEUTSCHE FINANCIAL SERVICES CORPORATION                   $20,000,000.00              $972,222.23                      0

Domestic Lending Office:
     Deutsche Financial Services Corporation
     1630 Des Peres Road
     Suite 305
     St. Louis, MO  63131
     Attention:  Regional Vice President
     Telephone:  314-822-7555
     Fax:  314-909-0307

Eurodollar Lending Office:
     Deutsche Financial Services Corporation
     1630 Des Peres Road
     Suite 305
     St. Louis, MO  63131
     Attention:  Regional Vice President
     Telephone:  314-822-7555
     Fax:  314-909-0307

Address for Notices:
     Deutsche Financial Services Corporation
     1630 Des Peres Road
     Suite 305
     St. Louis, MO  63131
     Attention:  Regional Vice President
     Telephone:  314-822-7555
     Fax:  314-909-0307

                                                         Revolving Credit            Original Term Loan        Additional Term Loan
              Name and Address of Lender                 Commitment                      Commitment                 Commitment
-------------------------------------------------------  -----------------------  -------------------------  -----------------------
SUMMIT BUSINESS CAPITAL CORP.                             $20,000,000.00                     0                         0

Domestic Lending Office:
     Summit Business Capital Corp.
     99 Park Avenue, 19th Floor
     New York, NY  10016
     Attention:
     Telephone:  646-658-9100
     Fax:  917-368-0343

Eurodollar Lending Office:
     Summit Business Capital Corp.
     99 Park Avenue, 19th Floor
     New York, NY  10016
     Attention:
     Telephone:  646-658-9100
     Fax:  917-368-0343

Address for Notices:
     Summit Business Capital Corp.
     99 Park Avenue, 19th Floor
     New York, NY  10016
     Attention:
     Telephone:  646-658-9100
     Fax:  917-368-0343

BANK ONE, ARIZONA, NA                                   $23,679,047.64                $972,222.23             $1,308,730.16

Domestic Lending Office:
     Bank One Arizona, NA
     201 North Central Avenue
     21st Floor
     Phoenix, Arizona 85004
     Attention:  Steven Reinhart
     Telephone:  602-221-1947
     Fax:  602-221-1259

Eurodollar Lending Office:
     Bank One Arizona, NA
     201 North Central Avenue
     21st Floor
     Phoenix, Arizona 85004
     Attention:  Steven Reinhart
     Telephone:  602-221-1947
     Fax:  602-221-1259

                                                         Revolving Credit            Original Term Loan        Additional Term Loan
              Name and Address of Lender                 Commitment                      Commitment                 Commitment
-------------------------------------------------------  -----------------------  -------------------------  -----------------------
Address for Notices:
     Bank One Arizona, NA
     201 North Central Avenue
     21st Floor
     Phoenix, Arizona 85004
     Attention:  Steven Reinhart
     Telephone:  602-221-1947
     Fax:  602-221-1259

LASALLE BUSINESS CREDIT, INC.                             $23,679,047.64              $972,222.23             $1,308,730.16

Domestic Lending Office:
     LaSalle Business Credit, Inc.
     135 South LaSalle Street
     Chicago, Illinois  60603
     Attention:  Christopher Clifford
     Telephone:  (312) 904-8415
     Fax:  (312) 904-6450

Eurodollar Lending Office:
     LaSalle Business Credit, Inc.
     135 South LaSalle Street
     Chicago, Illinois  60603
     Attention:  Christopher Clifford
     Telephone:  (312) 904-8415
     Fax:  (312) 904-6450

Address for Notices:
     LaSalle Business Credit, Inc.
     135 South LaSalle Street
     Chicago, Illinois  60603
     Attention:  Christopher Clifford
     Telephone:  (312) 904-8415
     Fax:  (312) 904-6450

FIRST UNION NATIONAL BANK                                 $22,852,380.94                     0                $2,147,619.06

Domestic Lending Office
     First Union National Bank
     201 South College Street
     CP-6
     Charlotte, North Carolina 28288-0479
     Attention:  Steve Haas
     Telephone:  (704) 715-1966
     Fax:  (704) 374-2703

                                                         Revolving Credit            Original Term Loan        Additional Term Loan
              Name and Address of Lender                 Commitment                      Commitment                 Commitment
-------------------------------------------------------  -----------------------  -------------------------  -----------------------
Eurodollar Lending Office:
     First Union National Bank
     201 South College Street
     CP-6
     Charlotte, North Carolina 28288-0479
     Attention:  Steve Haas
     Telephone:  (704) 715-1966
     Fax:  (704) 374-2703

Address for Notices:
     First Union National Bank
     201 South College Street
     CP-6
     Charlotte, North Carolina 28288-0479
     Attention:  Steve Haas
     Telephone:  (704) 715-1966
     Fax:  (704) 374-2703

BANK LEUMI USA                                             $5,000,000.00                     0                         0

Domestic Lending Office:
     Bank Leumi USA
     8383 Wilshire Blvd.
     Beverly Hills, CA 90211
     Attention:  Jacques Delvoye
     Telephone:  (323) 966-4727
     Fax:  (323) 966-4252

Eurodollar Lending Office:
     Bank Leumi USA
     8383 Wilshire Blvd.
     Beverly Hills, CA 90211
     Attention:  Jacques Delvoye
     Telephone:  (323) 966-4727
     Fax:  (323) 966-4252

Address for Notices:
     Bank Leumi USA
     8383 Wilshire Blvd.
     Beverly Hills, CA 90211
     Attention:  Jacques Delvoye
     Telephone:  (323) 966-4727
     Fax:  (323) 966-4250
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